Quarterly Holdings Report
for

Fidelity® Latin America Fund

January 31, 2020

LAF-QTLY-0320
1.813035.115

Schedule of Investments January 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 75.0%
	Shares	Value
Brazil - 41.1%
Azul SA sponsored ADR (a)	704,200	$29,224,300
BTG Pactual Participations Ltd. unit	1,660,668	29,082,824
Companhia de Locacao das Americas	5,222,996	28,794,409
CVC Brasil Operadora e Agencia de Viagens SA	1,288,301	10,980,009
Estacio Participacoes SA	1,846,256	22,723,615
Hapvida Participacoes e Investimentos SA (b)	1,131,712	15,873,988
IRB Brasil Resseguros SA	1,938,348	20,290,511
Lojas Renner SA	1,580,704	21,204,746
Qualicorp Consultoria E Corret	1,228,485	11,893,006
Rumo SA (a)	3,091,517	16,747,582
Ser Educacional SA (b)	2,573,043	18,366,862
Suzano Papel e Celulose SA	2,163,943	20,044,744

TOTAL BRAZIL		245,226,596

Cayman Islands - 2.5%
PagSeguro Digital Ltd. (a)(c)	452,538	14,702,960
Mexico - 17.7%
Banco del Bajio SA (b)	8,566,863	14,127,356
Credito Real S.A.B. de CV	14,635,664	18,279,573
Genomma Lab Internacional SA de CV (a)	23,706,975	28,078,754
Grupo Aeroportuario Norte S.A.B. de CV	1,806,512	13,754,750
Qualitas Controladora S.A.B. de CV	5,004,879	22,492,886
Unifin Financiera SAPI de CV	5,701,355	8,717,004

TOTAL MEXICO		105,450,323

Panama - 5.4%
Copa Holdings SA Class A	157,714	15,449,663
Intercorp Financial Services, Inc.	395,875	16,725,719

TOTAL PANAMA		32,175,382

United States of America - 8.3%
Afya Ltd. (c)	1,091,984	32,606,642
First Cash Financial Services, Inc.	193,262	16,807,996

TOTAL UNITED STATES OF AMERICA		49,414,638

TOTAL COMMON STOCKS
(Cost $330,738,303)		446,969,899

Nonconvertible Preferred Stocks - 22.9%
Brazil - 22.9%
Banco BMG SA (b)	9,758,770	21,761,606
Itausa-Investimentos Itau SA (PN)	19,422,987	58,324,290
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	8,444,494	56,098,131
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $110,646,654)		136,184,027

Money Market Funds - 3.7%
Fidelity Securities Lending Cash Central Fund 1.59%(d)
(Cost $22,135,152)	22,132,938	22,135,152
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $463,520,109)		605,289,078
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(9,298,662)
NET ASSETS - 100%		$595,990,416

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $70,129,812 or 11.8% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,220
Fidelity Securities Lending Cash Central Fund	4,209
Total	$10,429

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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